AMENDED AND RESTATED
                         OAO TECHNOLOGY SOLUTIONS, INC.
                          RESTRICTED STOCK GRANT LETTER
                          DATE OF GRANT: July 14, 1999

     OAO Technology Solutions, Inc. (the "Company") has adopted the 1996 Equity Compensation Plan (the "Plan") to provide an incentive to its employees, officers, directors and key advisors. This Restricted Stock Grant is granted to Gregory A. Pratt (the "Grantee") in accordance with the Plan. Capitalized terms used and not otherwise defined in this Grant Letter are used herein as defined in the Plan.

1.   Stock Grant

     The Company hereby offers to the Grantee the opportunity to acquire from the Company 750,000 shares of common stock of the Company, $.01 par value (the "Shares"), at a cost of $3.91 per share ("Purchase Price").

     Subject to the Grantee's acceptance of this offer the Company will prepare and issue a certificate representing the Shares, which shall be registered in the name of the Grantee and which shall bear the following restrictive legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER DESCRIBED IN A RESTRICTED STOCK GRANT LETTER, A COPY OF WHICH IS ON FILE AT THE OFFICES OF OAO TECHNOLOGY SOLUTIONS, INC. ANY ATTEMPTED TRANSFER, PLEDGE, OR DISPOSITION OF, THESE SHARES WITHOUT COMPLIANCE WITH THE PROVISIONS OF SUCH LETTER, AND ANY LEVY UPON THESE SHARES, SHALL BE NULL AND VOID.

2.   Acceptance by the Grantee; Deposit of Certificate into Escrow

     The Grantee shall signify acceptance of the offer to acquire the Shares by delivering to the Company, as escrow agent (the "Escrow Agent"):

     (i) an executed copy of the Acceptance of Grant attached as Exhibit A hereto;

     (ii) two stock powers in the form of Exhibit C hereto, signed in blank with a medallion signature guarantee, for completion by the Escrow Agent at the time of any transfer of any of the Shares pursuant to this Grant Letter; and

     (iii) two executed copies of the 83(b) Election attached as Exhibit B hereto.

     Upon receipt from the Grantee of the foregoing items, the Company shall cause certificates representing the Shares to be issued in Grantee's name and deposited with the Escrow Agent, to be held in accordance with the terms of this Grant.

3.   Repurchase Right.

     (a) Grant. Company is hereby granted the right (the "Repurchase Right"), exercisable at any time during the ninety (90)-day period following the date Grantee ceases for any reason to remain in the service of the Company, to repurchase at the Purchase Price all or any portion of the Shares in which Grantee is not, at the time of his cessation of service, vested in accordance with the Vesting Schedule set forth in Section 3(b) (such shares to be hereinafter referred to as the "Unvested Shares").

     (b) Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to Purchaser of the Unvested Shares prior to the expiration of the ninety (90)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the


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Unvested Shares to be repurchased shall be delivered to Company prior to the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, Company shall pay to Grantee, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the lesser of the Purchase Price previously paid for the Unvested Shares which are to be repurchased from Purchaser or the then current fair market value of the shares as defined in the Plan.

     (c) Termination of the Repurchase Right. (i) The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Section 3(b). In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Shares in which Grantee vests in accordance with the following Vesting Schedule: Grantee shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the Shares in a series of four (4) successive equal annual installments upon Grantee's completion of each year of service with the Company over the four
(4)-year period measured from the date of this Agreement. Vesting will be accelerated in the event the closing price of the Company's shares of common stock equals or exceeds $25.00 for 20 consecutive trading days.

     In the event of the Grantee's disability, as defined in the Plan, the Grantee will continue to vest according to the above schedule during the period of disability, and upon return to employment with the Company or any Affiliate upon the Grantee's recovery, during the period of the Grantee's re-employment. In the event the Grantee fails to return to employment upon recovery from disability, vesting will cease and the Company's repurchase right shall become effective.

     (b) All Shares as to which the Repurchase Right lapses shall, however, remain subject to the Market Stand-Off and the restrictions imposed under the Plan and Section 4 hereof.

4.   Restrictions

     (a) Unvested Shares. All unvested Shares will be held by the Escrow Agent until they become vested, at which time the Escrow Agent shall deliver to the Grantee the Share certificate(s) registered in the Grantee's name. The Grantee may not sell, assign, transfer, pledge or otherwise dispose of any unvested Shares.

     (b) Impermissible Transfers Void. Any attempt to assign, transfer, pledge or otherwise dispose of any Shares contrary to the provisions of this Grant Letter, and the levy of any execution, attachment or similar process upon Shares during the Restriction Period or upon any unvested Shares, shall be null and void and without effect.

5.   Permitted Transferees.

     A Grantee may transfer vested Shares to immediate family members (spouse, siblings, or children), family trusts, or family partnerships, or by will or by the laws of descent and distribution ("Permitted Transferees") provided that the Grantee receives no consideration for the transfer and the transferred Shares shall continue to be subject to the same restrictions as were applicable immediately before the transfer, and the transferee acknowledges such restrictions in a written instrument.

6.   "Market Stand-Off Agreement"

     In connection with any underwritten public offering by the Company pursuant to an effective registration statement filed under the Securities Act of 1933, the Grantee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or the underwriter, for such period of time after the effective date of such registration statement as may be requested by the underwriter and agreed to by the Company.


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7.   Effect of Changes in Shares


     If any change is made to the common stock of the Company by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or any other change in capital structure made without receipt of consideration, then, unless such change results in the termination of the Restriction Period, any new, substituted, or additional securities distributed with respect to the Shares shall be immediately subject to the restrictions imposed upon the Shares to the same extent that the Shares immediately prior thereto have been covered by such provisions.

8.   Voting of Shares; Dividends

     During the Restriction Period, the Grantee shall exercise all voting rights in connection with the Shares.

     Effective as of the date on which the Grantee signifies acceptance of the Shares, the Grantee or Permitted Transferees, shall be entitled to receive any dividends, rights or other distributions payable to stockholders of record of the Company on and after the date of such acceptance; provided, however, that neither the Grantee nor any Permitted Transferees shall have any dividend rights or any other rights whatsoever with respect to any Shares which are forfeited or repurchased by the Company.

9.   Withholding of Taxes

     The Company shall have the right to require the Grantee to pay to the Company the amount of any taxes which the Company is required to withhold in respect of this grant.

10.  No Contract for Employment

     Nothing contained in this Grant Letter shall be deemed to require the Company or any Affiliate to continue the Grantee's employment.

11.  Administration

     This Grant is made pursuant to the terms, conditions and other provisions of the Plan as in effect on the Date of Grant, and as the Plan may be amended from time to time. The terms of the Plan are incorporated herein by reference. All questions of interpretation and application of the Plan and of this Grant shall be determined by the Compensation Committee, in its discretion, and such determination shall be final and binding upon all persons. The validity, construction and effect of this Grant shall be determined in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof. This Grant has been amended and restated to accurately reflect the agreement between the Company and the Grantee as approved by the Company's Board of Directors.

                                                OAO TECHNOLOGY SOLUTIONS, INC.


                                                By:___________________________


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                                                                       EXHIBIT A

                               ACCEPTANCE OF GRANT


     The Grantee acknowledges and agrees with the terms and conditions of the attached Grant Letter pursuant to which OAO Technology Solutions, Inc. (the "Company") has offered the Grantee the opportunity to acquire shares (the "Shares") under the Company's 1996 Equity Compensation Plan.

     As a condition to the issuance of the Shares, the Grantee hereby represents and warrants to the Company and agrees with the Company as follows:

     1. Investment Intent. The Grantee is acquiring the Shares for the Grantee's own account for investment and not with a view to, or for sale in connection with, any distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof in any transaction other than a transaction exempt from registration under the 1933 Act. The Grantee represents that the entire legal and beneficial interest in the Shares is being acquired, and will be held, for the Grantee's account only, and neither in whole or in part for any other person except for permitted transferees.

     2. Information Concerning the Company. The Grantee has heretofore had the opportunity to discuss with officers and directors of the Company the plans, operations and financial condition of the Company and has heretofore received all such information as the Grantee has requested.

     3. Economic Risk. The Grantee understands that the Shares are highly speculative securities involving a high degree of risk. The Grantee is able, without impairing his financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of value of the Shares.

     4. Restricted Securities. The Grantee understands that so long as he remains an affiliate of the Company, the Shares are characterized as "control securities" under the Securities Act of 1933, as amended (the "1933 Act"), and as such, are subject to the provisions of Rule 144 under the 1933 Act, except that there is no minimum holding period requirement.

     5. Disposition of Shares. The Grantee hereby agrees not to sell, assign, transfer, pledge or otherwise dispose of any portion of the Shares unless and until the Grantee shall have complied with all of the requirements of the Grant Letter.

     6. Legends. The Grantee understands that the certificates representing the Shares will bear any legends required by the securities or "blue sky" laws of any state in addition to the legends set forth in the Grant Letter.

     7. Section 83(b) Election. The Grantee understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the difference between the purchase price (if any) paid for the Shares and their fair market value on the date of vesting would be reportable as ordinary income at such time. The Grantee understands that by filing an election with the Internal Revenue Service pursuant to Section 83(b) of the Code within 30 days after the date of grant, in lieu of the foregoing, the Grantee will be taxed at the time the Shares are granted to the Grantee on the fair market value of the Shares.

     The Section 83(b) election, which may avoid adverse tax consequences in the future, must be made within the 30-day period after the Date of Grant. The form for making this election is attached as Exhibit B hereto. THE GRANTEE ACKNOWLEDGES THAT IT IS THE GRANTEE'S SOLE RESPONSIBILITY TO SEEK ADVICE REGARDING SECTION 83(B). THE GRANTEE IS RELYING SOLELY ON THE GRANTEE'S ADVISORS


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WITH RESPECT TO THIS SECTION 83(B) ELECTION AND THE COMPANY SHALL HAVE NO
RESPONSIBILITY OR LIABILITY IN CONNECTION THEREWITH.

     The Grantee, intending to be legally bound hereby, has executed this Acceptance of Grant on the date set forth below.


Dated:       July 14, 1999


                                                      GRANTEE:


                                                      --------------------------
                                                      Gregory A. Pratt


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                                                                       Exhibit B


                   ELECTION TO INCLUDE THE VALUE OF RESTRICTED
                PROPERTY IN GROSS INCOME IN THE YEAR OF TRANSFER

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code, pursuant to Treasury Reg. Section 1.83-2.

1.   The taxpayer who performed the services is:

     Name:                Gregory A. Pratt

     Taxpayer I.D.:
     Taxable Year:        Calendar year 1999

2.   The property with respect to which the election is being made is:

     750,000 shares of common stock of OAO Technology Solutions, Inc. (the "Shares").

3.   The date on which the property was issued is July 14, 1999.

4. The property is subject to a restriction period during which the property will be subject to repurchase by the Company at the lesser of $3.91 per share and the fair market value upon the termination of taxpayer's employment with OAO Technology Solutions, Inc.

5. The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is $3.91 per Share.

6.   The amount paid by taxpayer for said property is $3.91 per share.

6. A copy of this statement has been furnished to OAO Technology Solutions, Inc., for whom the taxpayer rendered the services underlying the transfer of the property.


Dated:  July 14, 1999                                 --------------------------
                                                      Gregory A. Pratt


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                                                                       Exhibit C


                      ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED, the undersigned, Gregory A. Pratt, hereby sells, assigns and transfers unto __________________________________
     (___________________) shares of the common stock of OAO Technology Solutions, Inc. standing in the name of the undersigned on the books of said corporation represented by Certificate(s)______________ No.(s) inclusive and do hereby irrevocably constitute and appoint
     ________________________________ attorney to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.


Dated:     July 14, 1999                              --------------------------
                                                      Gregory A. Pratt


Signed in the presence of:


--------------------------

NOTE: The signature must be
guaranteed by an eligible guarantor
institution (banks, stockbrokers,
savings and loan associations and
credit unions) with membership in
an approved signature guarantee
medallion program pursuant to SEC
Rule 17Ad-15.


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